WILSHIRE MUTUAL FUNDS, INC.
                          (the "Company")

             Supplement dated September 17, 2004 to the
            Prospectuses of the Investment, Institutional,
                      Qualified and Horace Mann
          Class Shares of the Company each dated May 1, 2004

This Supplement information replaces and supersedes any contrary information contained in the Prospectuses.

EFFECTIVE AUGUST 31, 2004,THE FOLLOWING INFORMATION REPLACES INFORMATION FOUND ON PAGE 4 OF THE INVESTMENT AND INSTITUTIONAL CLASS SHARES PROSPECTUS UNDER THE HEADING "WILSHIRE 5000 INDEX PORTFOLIO," PAGE 2 OF THE QUALIFIED CLASS SHARES PROSPECTUS UNDER THE HEADING "MAIN INVESTMENT STRATEGIES," AND PAGE 2 OF THE HORACE MANN CLASS SHARES PROSPECTUS UNDER THE HEADING "MAIN INVESTMENT STRATEGIES," WITH THE FOLLOWING:

  Invests primarily in the common stock of companies included in the Index that are representative of the Index.

  Uses enhanced "stratified sampling" techniques in an attempt to replicate the return of the Index.

  Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Index Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

EFFECTIVE AUGUST 31, 2004,THE FOLLOWING INFORMATION REPLACES INFORMATION FOUND ON PAGE 16 OF THE INVESTMENT AND INSTITUTIONAL CLASS SHARES PROSPECTUS UNDER THE HEADING "INDEX PORTFOLIO,"
PAGE 5 OF THE QUALIFIED CLASS SHARES PROSPECTUS UNDER THE
HEADING "MORE INFORMATION ABOUT INVESTMENTS AND RISKS," AND PAGE
5 OF THE HORACE MANN CLASS SHARES PROSPECTUS UNDER THE HEADING "MORE INFORMATION ABOUT INVESTMENTS AND RISKS," WITH THE FOLLOWING:

The Index Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Index Portfolio normally holds stocks representing at least 90% of the Index's total market value, which is between 1,000 and 2,500 stocks.

LA Capital manages the Index Portfolio using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the portfolio within acceptable parameter ranges relative to the benchmark. This helps to keep portfolio performance from deviating outside agreed upon tracking levels. In addition, LA Capital seeks to add value above and beyond the return of the benchmark by incorporating LA Capital's analysis of a variety of factors which impact equity returns with a goal of generating enough incremental return to offset Portfolio expenses.

Over time, LA Capital expects the correlation between the performance of the Index and the Index Portfolio to be over 0.9 before the deduction of Index Portfolio expenses. A correlation of 1.00 would indicate that the Index Portfolio's performance exactly matched that of the Index. The Index Portfolio's ability to track the Index's performance will be affected by factors such as the Index Portfolio's expenses, changes in stocks represented in the Index, the results of LA Capital's performance enhancement activities, and the timing and amount of sales and redemptions of Index Portfolio shares.


             INVESTORS SHOULD RETAIN THIS SUPPLEMENT
              WITH THE PROSPECTUSES OF THE COMPANY
                    FOR FUTURE REFERENCE